Exhibit 99.08

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.547189
                                                          ----------------------
       Weighted average maturity                                         352.66
                                                          ----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                      Principal
              Principal Per        Prepayments Per  Interest Per
     Class     Certificate           Certificate     Certificate     Payout Rate
     -----     -----------           -----------     -----------     -----------
       R     $     0.00000000     $     0.00000000  $  0.50000000   % 0.00000000
       PO    $     1.00499335     $     0.12561840  $  0.00000000   % 0.00000000
       A1    $    26.33693884     $    25.23684682  $  5.03691606   % 6.50000003
       A2    $     3.58437823     $     3.43465905  $  5.77024726   % 6.99999996
       A3    $    96.79765036     $    92.75441973  $  3.85573823   % 6.19999988
       A4    $    96.79765098     $    92.75441865  $  6.67497743   %10.73331664
       A5    $    26.33693881     $    25.23684679  $  5.23064360   % 6.75000003
       A6    $     0.00000000     $     0.00000000  $  5.45833338   % 6.55000006
       A7    $     0.00000000     $     0.00000000  $  6.12500015   % 7.35000018
       A8    $     0.00000000     $     0.00000000  $  5.62499997   % 6.74999996
       M     $     0.76751685     $     0.00000000  $  5.60798688   % 6.74999997
       B1    $     0.76751709     $     0.00000000  $  5.60798633   % 6.74999931
       B2    $     0.76751663     $     0.00000000  $  5.60798596   % 6.74999885
       B3    $     0.76751870     $     0.00000000  $  5.60798836   % 6.75000173
       B4    $     0.76751746     $     0.00000000  $  5.60798969   % 6.75000336
       B5    $     0.76751634     $     0.00000000  $  5.60798750   % 6.75000072

       2.      Unanticipated Recoveries:                   $               0.00
                                                                   -------------

B.    Accrual Amount
      1.
                          Accrual Amount
     Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $         123,997.95
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     564,225,581.72
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,856
                                                                 ---------------
       3.
        Beginning Aggregate    Ending Aggregate        Ending
         Class Certificate     Class Certificate  Single Certificate
Class    Principal Balance     Principal Balance       Balance         Cusip
-----    -----------------     -----------------       -------         -----
R      $               0.00  $            0.00  $               0.00  36157REP6
PO     $         214,040.53  $      213,822.75  $             986.78  GEC9804PO
A1     $     100,447,884.43  $   97,602,941.96  $             903.56  36157REF8
A2     $      80,770,932.45  $   80,478,253.63  $             985.60  36157REG6
A3     $      16,204,548.69  $   14,102,684.51  $             649.47  36157REH4
A4     $       3,472,403.29  $    3,022,003.82  $             649.47  36157REJ0
A5     $     156,735,188.68  $  152,296,044.97  $             903.56  36157REK7
A6     $      98,853,000.00  $   98,853,000.00  $           1,000.00  36157REL5
A7     $      32,951,000.00  $   32,951,000.00  $           1,000.00  36157REM3
A8     $      60,141,355.00  $   60,141,355.00  $           1,000.00  36157REN1
SUP    $     561,507,743.39  $  551,372,806.02  $             937.42  GEC98004S
M      $      11,093,345.83  $   11,084,805.67  $             996.21  36157REQ4
B1     $       5,396,628.11  $    5,392,473.54  $             996.21  36157RER2
B2     $       2,697,815.57  $    2,695,738.67  $             996.21  36157RES0
B3     $       2,398,722.94  $    2,396,876.29  $             996.21  36157RET8
B4     $       1,199,162.07  $    1,198,238.90  $             996.21  36157REU5
B5     $       1,797,726.03  $    1,796,342.06  $             996.21  36157REV3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              9        Principal Balance $       2,297,750.04
                                --------                         ---------------
       2.   60-89 days
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       3.   90 days or more
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       4.   In Foreclosure
            Number              0        Principal Balance $               0.00
                                --------                         ---------------
       5.   Real Estate Owned
            Number              0        Principal Balance $               0.00
                                --------                         ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A3             %               6.19999988
                  A4             %              10.73331664
                  A6             %               6.55000006
                  A7             %               7.35000018

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                   -------------